EXHIBIT 10.1

EXECUTION VERSION

TWELFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of March 24, 2014 (this “Amendment”), between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian are parties to the Amended and Restated Loan and Security Agreement, dated as of May 19, 2011 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                          Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                          The definition of “Collections” in Section 1.1 of the Loan and Security Agreement is hereby amended by inserting the following at the end of such definition:

“For the avoidance of doubt, any amounts received from the SBIC SPV or the SBIC GP SPV shall not constitute Collections.”

SECTION 2.2.                                          The definition of “Interest Collections” in Section 1.1 of the Loan and Security Agreement is hereby amended by (i) replacing the word “and” with a comma immediately preceding clause (y) of such definition and (ii) inserting the following at the end of such definition, immediately after the words “Principal Collections”:

“and (z) any amounts received by the Borrower from the SBIC SPV or the SBIC GP SPV”.

SECTION 2.3.                                          The definition of “ Principal Collections” in Section 1.1 of the Loan and Security Agreement is hereby amended by inserting the following at the end of such definition, immediately following the words “Collateral Custodian”:

“(including, without limitation, all amounts received by the Borrower from the Existing SPV that were distributed to the Existing SPV pursuant to any of Section 2.7(b)(11), 2.7(c) or 2.8(8) of the Existing SPV LSA, and, subject to the following sentence, all other amounts received from any other SPV, unless otherwise agreed to in writing by the Administrative Agent).  Notwithstanding the foregoing, the Administrative Agent hereby agrees that any amounts received by the Borrower from the SBIC SPV or the SBIC GP SPV shall not constitute Principal Collections.”

SECTION 2.4.                                          The definition of “Principal Collection Account” in Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the following from the end of such definition:

“(including, without limitation, all amounts received by the Borrower from the Existing SPV that were distributed to the Existing SPV pursuant to any of Section 2.7(b)(11), 2.7(c) or 2.8(8) of the Existing SPV LSA, and all other amounts received from any other SPV, unless otherwise agreed to in writing by the Administrative Agent)”.

SECTION 2.5.                                          Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the definition of “SPV” in its entirety and replacing it with the following:

“SPV”: (a) the Existing SPV, (b) the SBIC SPV, (c) the SBIC GP SPV or (d) any other wholly-owned direct or indirect Subsidiary of the Borrower established with the prior written consent of the Administrative Agent.

SECTION 2.6.                                          Section 1.1 of the Loan and Security Agreement is hereby amended by inserting the following definitions in the correct alphabetical order:

“SBIC GP SPV”:  New Mountain Finance SBIC GP, L.L.C.

“SBIC SPV”: New Mountain Finance SBIC, L.P.

SECTION 2.7.                                          Section 5.2(e) of the Loan and Security Agreement is hereby amended by inserting the following at the end of such section:

“, or (d) such Restricted Payment is being made from amounts received as a dividend, distribution or other payment from the SBIC SPV or the SBIC GP SPV”.

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ARTICLE III

Representations and Warranties

SECTION 3.1.                                          The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                          This Amendment shall become effective upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE V

Miscellaneous

SECTION 5.1.                                          Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                          Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                          Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                          Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                          Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ David M. Cordova
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

[Signature Page to Twelfth Amendment to A&R Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Allan Schmitt
Name: Allan Schmitt
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Raj Shah
Name: Raj Shah
Title: Managing Director

[Signature Page to Twelfth Amendment to A&R Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ Michael Roth
Name: Michael Roth
Title: V.P.

[Signature Page to Twelfth Amendment to A&R Loan and Security Agreement]